Yearcity Limited

Consolidated Financial Statements
For the year ended December 31, 2007
(Stated in US dollars)

Yearcity Limited
Consolidated Financial Statements

Index to Consolidated Financial Statements

Pages

Report of Independent Registered Public Accounting Firm	1

Consolidated Statement of Income and Comprehensive Income	2

Consolidated Balance Sheet	3 - 4

Consolidated Statement of Cash Flows	5 - 6

Consolidated Statement of Stockholders’ Equity	7

Notes to Consolidated Financial Statements	8 - 28

Report of Independent Registered Public Accounting Firm

To the Directors and Stockholders of
Yearcity Limited

We have audited the accompanying consolidated balance sheet of Yearcity Limited (the “Company”) and its subsidiary as of December 31, 2007, and the related consolidated statements of income and comprehensive income, stockholders’ equity and cash flows for the year ended December 31, 2007.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of the Company and its subsidiary as of December 31, 2007, and the consolidated results of their operations and their cash flows for the year ended December 31, 2007 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As more fully described in Note 2, the Company has suffered negative cash flows from operations of $3,127,416 for the year ended December 31, 2007 and has a working capital deficit of $19,504,710 as of December 31, 2007. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that might result from the outcome of this uncertainty.

/s/ PKF
Certified Public Accountants
Hong Kong, China
December 11, 2008

Yearcity Limited
Consolidated Statement of Income and Comprehensive Income
For the year ended December 31, 2007
(Stated in US Dollars)

Sales revenue	$34,084,552
Cost of sales	(28,119,341)

Gross profit	5,965,211

Operating expenses
Administrative expenses	3,665,711
Research and development costs - Note 3	16,667
Selling expenses	2,188,780

5,871,158

Income from operations	94,053
Government grants - Note 3	226,272
Other income - Note 4	1,207,806
Net finance costs - Note 5	(887,719)

Income before income taxes	640,412
Income taxes - Note 6	(61,324)

Net income	$579,088

Other comprehensive income
Foreign currency translation adjustments	977,551

Total comprehensive income	$1,556,639

Earnings per share: Basic and diluted - Note 7	$579,088

Weighted average number of shares outstanding:
Basic and diluted	1

See Notes to Consolidated Financial Statements

Yearcity Limited
Consolidated Balance Sheet
As of December 31, 2007
(Stated in US Dollars)

ASSETS
Current assets
Cash and cash equivalents	$2,918,299
Restricted cash - Note 8	3,270,109
Trade receivables (net of allowance of doubtful accounts of $128,386)	6,199,731
Bills receivable	3,215,176
Other receivables, prepayments and deposits - Note 9	543,584
Advances to staff	263,313
Inventories - Note 10	14,955,184
Deferred taxes - Note 6	734,418

Total current assets	32,099,814
Property, plant and equipment, net - Note 11	29,132,785
Land use rights - Note 12	5,288,209
Deposit for acquisition of property, plant and equipment	184,307
Deferred taxes - Note 6	199,965

TOTAL ASSETS	$66,905,080

See Notes to Consolidated Financial Statements

Yearcity Limited
Consolidated Balance Sheet (Cont’d)
As of December 31, 2007
(Stated in US Dollars)

LIABILITIES AND STOCKHOLDERS’ EQUITY

LIABILITIES
Current liabilities
Trade payables - Note 8	$7,294,268
Bills payable – Note 8	3,270,109
Other payables and accrued expenses - Note 13	15,177,230
Provision for warranty - Notes 3 and 14	811,891
Amount due to the holding company - Note 15	6,050,265
Secured short-term bank loans - Note 16	18,508,500
Early retirement benefits cost - Note 3	492,261

Total current liabilities	51,604,524
Deferred revenue - government grants - Note 3	2,176,663
Early retirement benefits cost - Note 3	1,111,681

TOTAL LIABILITIES	54,892,868

COMMITMENTS AND CONTINGENCIES - Note 17

STOCKHOLDERS’ EQUITY
Common stock: par value $1 per share
Authorized 50,000 shares; issued and outstanding 1 share in 2007 - Note 18	1
Additional paid-in capital	8,501,838
Statutory and other reserves - Note 19	460,637
Accumulated other comprehensive income	1,908,854
Retained earnings	1,140,882

TOTAL STOCKHOLDERS’ EQUITY	12,012,212

TOTAL LIABILITIES AND STOCKHOLDERS’EQUITY	$66,905,080

See Notes to Consolidated Financial Statements

Yearcity Limited
Consolidated Statement of Cash Flows
For the year ended December 31, 2007
(Stated in US Dollars)

Cash flows from operating activities
Net income	$579,088
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation	1,537,756
Amortization of land use rights	107,253
Deferred taxes	61,324
Exchange gain on translation of monetary assets and liabilities	(182,804)
Gain on disposal of property, plant and equipment	(50,217)
Gain on disposal of investment in equity securities	(147,249)
Provision for doubtful debts	(222,337)
Provision for inventories	(270,791)
Early retirement benefits expense	396,653
Deferred revenue	(152,537)
Changes in operating assets and liabilities:
Trade receivables	(495,047)
Bills receivable	(2,199,515)
Other receivables, prepayments and deposits	464,766
Advances to staff	(21,601)
Inventories	(1,549,357)
Trade payables	1,690,796
Bills payable	1,692,223
Other payables and accrued expenses	(3,912,275)
Provision for warranty	24,566
Early retirement benefits cost	(478,111)

Net cash flows used in operating activities	$(3,127,416)

See Notes to Consolidated Financial Statements

Yearcity Limited
Consolidated Statement of Cash Flows (Cont’d)
For the year ended December 31, 2007
(Stated in US Dollars)

Cash flows from investing activities
Payments to acquire property, plant and equipment	$(7,118,716)
Proceeds from sales of property, plant and equipment	76,637
Proceeds from sales of investment in equity securities	476,753
Increase in restricted cash	(1,687,989)

Net cash flows used in investing activities	(8,253,315)

Cash flows from financing activities
Government grants received	$711,354
Amount due to the holding company	(1,450)
Proceeds from bank loans	17,775,450
Repayment of bank loans	(4,871,790)

Net cash flows provided by financing activities	13,613,564

Effect of foreign currency translation on cash and cash equivalents	128,816

Net increase in cash and cash equivalents	2,361,649

Cash and cash equivalents - beginning of year	556,650

Cash and cash equivalents - end of year	$2,918,299

Supplemental disclosures for cash flow information:
Cash paid for:
Interest	$1,255,769
Income taxes	$-

See Notes to Consolidated Financial Statements

Yearcity Limited
Consolidated Statement of Stockholders’ Equity
For the year ended December 31, 2007
(Stated in US Dollars)

					Accumulated
			Additional	Statutory	other
	Common stock		paid-in	and other	comprehensive	Retained
	No. of shares	Amount	capital	reserves	income	earnings	Total

Balance, January 1, 2007	1	$1	$8,501,838	$368,789	$931,303	$653,642	$10,455,573
Net income	-	-	-	-	-	579,088	579,088
Foreign currency translation adjustments	-	-	-	-	977,551	-	977,551
Appropriation to reserves	-	-	-	91,848	-	(91,848)	-

Balance, December 31, 2007	1	$1	$8,501,838	$460,637	$1,908,854	$1,140,882	$12,012,212

See Notes to Consolidated Financial Statements

Yearcity Limited
Notes to Consolidated Financial Statements
For the year ended December 31, 2007
(Stated in US Dollars)

1.       Corporate information

Yearcity Limited (the “Company”) is an investment holding company and was incorporated by Hony Capital II. L.P., a wholly owned subsidiary of Legend Holdings Limited, in the British Virgin Islands on March 10, 2005, as a limited company with registered capital of $50,000, divided into 50,000 common shares of $1 par value each, of which 1 common share was allotted.  The Company was dormant since its incorporation until it acquired Jinan Worldwide Auto-Accessory Limited (“Jinan Worldwide”).

Jinan Worldwide was established in the People’s Republic of China (the “PRC”) as a State-Owned Enterprise in February 1956 and transformed to a domestic company upon the acquisition by  Beijing Hongyi Development Investment Centre (“Hongyi Development”) and Beijing Hongyi Investment Consultant Co., Ltd (“Hongyi Investment”) on May 28, 2005.  Both Hongyi Development and Hongyi Investment were wholly owned subsidiaries of Legend Holdings Limited.  Jinan Worldwide is engaged in manufacturing of engine valves and tappets for motor vehicles.  The Company and Jinnan Worldwide reorganized their corporate structure (“Reorganization”) as below.

On May 30, 2005, the Company entered into a share purchase agreement with Hongyi Development and Hongyi Investment to acquire their respective 80% and 20% interest in Jinan Worldwide at a total cash consideration approximately $618,162 (RMB5 million).  Upon the completion of acquisition, Jinan Worldwide became a wholly foreign owned enterprise and a wholly owned subsidiary of the Company.

2.       Basis of presentation

On May 30, 2005, the Reorganization was completed and accordingly, accounting for recapitalization is adopted for the preparation of consolidated financial statements to present the combined results of operations and financial position of the Company and Jinan Worlwide as if the current group structure, which means that Jinan Worldwide is a wholly owned subsidiary of the Company, had been in existence at the beginning of the reporting period.

The accompanying financial statements are presented in accordance with accounting principles generally accepted in the United States of America.

The Company’s consolidated financial statements have been presented on the basis that it is a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company has suffered negative cash flows from operations of $3,127,416 for the year ended December 31, 2007 and has a working capital deficit of $19,504,710 as of December 31, 2007. The management has successfully implemented a reorganization plan of cutting operating costs and stimulating sales in 2008 to attain more profitable operations and improve the cash flows of the Company.  In addition, the Company has obtained the renewal of short-term bank loans at their maturity in 2008.  There can be no assurance that the Company will be successful on negotiation with the banks regarding the further renewal of bank loans in the future.  The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that might result from the outcome of this uncertainty.

Yearcity Limited
Notes to Consolidated Financial Statements
For the year ended December 31, 2007
(Stated in US Dollars)

3.       Summary of significant accounting policies

Principles of consolidation

The consolidated financial statements include the accounts of the Company and its subsidiary.  All significant inter-company accounts and transactions have been eliminated in consolidation.

Use of estimates

In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the dates of the financial statements, as well as the reported amounts of revenues and expenses during the reporting year.  These accounts and estimates include, but are not limited to, the valuation of accounts receivable, inventories, deferred income taxes, provision for warranty and the estimation on useful lives of property, plant and equipment.  Actual results could differ from those estimates.

Concentrations of credit risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist principally of cash and cash equivalents and trade and bills receivables.  As of December 31, 2007, substantially all of the Company’s cash and cash equivalents and restricted cash were held by major financial institutions located in the PRC, which management believes are of high credit quality.  With respect to trade and bills receivables, the Company extends credit based on an evaluation of the customer’s financial condition.  The Company generally does not require collateral for trade receivables and maintains an allowance for doubtful accounts of trade receivables.

Regarding bills receivable, they are undertaken by the banks to honor the payments at maturity and the customers are required to place deposits with the banks equivalent to certain percentage of the bills amount as collateral.  These bills receivable can be sold to any third party at a discount before maturity.  The Company does not maintain allowance for bills receivable in the absence of bad debt experience and the payments are undertaken by the banks.

During the reporting year, customers representing 10% or more of the Company’s consolidated sales are :-

Weichai Power Company Limited	$4,686,010
Yuchai Machinery Company Limited	4,649,701

$9,335,711

Yearcity Limited
Notes to Consolidated Financial Statements
For the year ended December 31, 2007
(Stated in US Dollars)

3.       Summary of significant accounting policies (Cont’d)

Cash and cash equivalents

Cash and cash equivalents include all cash, deposits in banks and other highly liquid investments with initial maturities of three months or less to be cash equivalents.  As of December 31, 2007, almost all the cash and cash equivalents were denominated in Renminbi (“RMB”) and were placed with banks in the PRC.  They are not freely convertible into foreign currencies and the remittance of these funds out of the PRC is subject to exchange control restrictions imposed by the PRC government.  The remaining insignificant balance of cash and cash equivalents were denominated in United States dollars.

Allowance of doubtful accounts

The Company establishes an allowance for doubtful accounts based on management’s assessment of the collectibility of trade receivables.  A considerable amount of judgment is required in assessing the amount of the allowance, the Company considers the historical level of credit losses and applies percentages to aged receivable categories.  The Company makes judgments about the creditworthiness of each customer based on ongoing credit evaluations, and monitors current economic trends that might impact the level of credit losses in the future.  If the financial condition of the customers were to deteriorate, resulting in their inability to make payments, a larger allowance may be required.

Based on the above assessment, during the reporting year, the management establishes the general provisioning policy to make allowance equivalent to 100% of gross amount of trade receivables due over 1 year.  Additional specific provision is made against trade receivables aged less than 1 year to the extent which they are considered to be doubtful.

Bad debts are written off when identified.  The Company extends unsecured credit to customers ranging from three months in the normal course of business.  The Company does not accrue interest on trade accounts receivable.

Historically, losses from uncollectible accounts have not significantly deviated from the general allowance estimated by the management and no significant additional bad debts have been written off directly to the profit and loss.  This general provisioning policy has not changed in the past since establishment and the management considers that the aforementioned general provisioning policy is adequate and not too excessive and does not expect to change this established policy in the near future.

Yearcity Limited
Notes to Consolidated Financial Statements
For the year ended December 31, 2007
(Stated in US Dollars)

3.       Summary of significant accounting policies (Cont’d)

Inventories

Inventories are stated at the lower of cost or market.  Cost is determined on a weighted average basis and includes all expenditures incurred in bringing the goods to the point of sale and putting them in a saleable condition.  In assessing the ultimate realization of inventories, the management makes judgments as to future demand requirements compared to current or committed inventory levels.  Our reserve requirements generally increase as our projected demand requirements; decrease due to market conditions, product life cycle changes.  The Company estimates the demand requirements based on market conditions, forecasts prepared by its customers, sales contracts and orders in hand.

In addition, the Company estimates net realizable value based on intended use, current market value and inventory ageing analyses.  The Company writes down the inventories for estimated obsolescence or unmarketable inventory equal to the difference between the cost of inventories and the estimated market value based upon assumptions about future demand and market conditions.

Based on the above assessment, the Company establishes a general provision to make a 50% provision for inventories aged over 1 year.

Historically, the actual net realizable value is close to the management estimation.

Property, plant and equipment

Property, plant and equipment are stated at cost less accumulated depreciation.  Cost represents the purchase price of the asset and other costs incurred to bring the asset into its existing use.

Depreciation is provided on straight-line basis over their estimated useful lives.  The principal depreciation rates are as follows :-

Annual rate

Buildings	2-3.3%
Plant and machinery	7-10%
Tools and equipment	7-8%
Motor vehicles	8%

Maintenance or repairs are charged to expense as incurred.  Upon sale or disposition, the applicable amounts of asset cost and accumulated depreciation are removed from the accounts and the net amount less proceeds from disposal is charged or credited to income.

Yearcity Limited
Notes to Consolidated Financial Statements
For the year ended December 31, 2007
(Stated in US Dollars)

3.       Summary of significant accounting policies (Cont’d)

Land use rights

Land use rights are stated at cost less accumulated amortization.  Amortization is provided using the straight-line method over the terms of the lease of 50 years obtained from the relevant PRC land authority.

Deferred revenue - government grants

Receipts of government grants to encourage research and development activities, which are non-refundable, are credited to deferred income upon receipt.  Government grants are used for purchases of property, plant and equipment, to subsidize the research and development expenses incurred, for compensation expenses already incurred or for good performance of the Company.

Grants applicable to purchase of property, plant and equipment are amortized over the life of the depreciable assets.  For research and development expenses, the Company matches and offsets the government grants with the expenses of the research and development activities as specified in the grant approval document in the corresponding period when such expenses are incurred.  For government grants received as compensation for expenses already incurred in the prior period or for good performance of the Company are recognized as income in the period they become recognizable.

During the year ended December 31, 2007, the Company received government grants of $73,735 for good performance of the Company and recognized as income for the year.

In addition, the Company received certain government grants for the purchase of property, plant and equipment since 2004.  Such subsidy was recorded as deferred revenue and was amortized as income over the useful lives of the relevant property, plant and equipment.  The Company received such government grants of $711,354 during the year ended December 31, 2007.    Amortization for the year ended December 31, 2007 was $152,537.

Impairment of long-lived assets

Long-lived assets are tested for impairment in accordance with SFAS No. 144.  The Company periodically evaluates potential impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable.  The Company recognizes impairment of long-lived assets in the event that the net book values of such assets exceed the future undiscounted cash flows attributable to such assets.  During the reporting year, the Company has not identified any indicators that would require testing for impairment.

Yearcity Limited
Notes to Consolidated Financial Statements
For the year ended December 31, 2007
(Stated in US Dollars)

3.       Summary of significant accounting policies (Cont’d)

Revenue recognition

Revenue from sales of the Company’s products is recognized when the significant risks and rewards of ownership have been transferred to the buyers at the time when the products are put into use by its customers, the sales price is fixed or determinable and collection is reasonably assured.

Advertising, research and development and transportation expenses

Advertising, research and development and transportation and other product-related costs are charged to expense as incurred.

Advertising expenses amounting to $4,277 for year ended December 31, 2007 is included in selling expenses.

Research and development expenses amounting to $16,667 for the year ended December 31, 2007 is incurred for product development.

Transportation expenses amounted to $522,329 for the year ended December 31, 2007 is included in selling expenses.

Warranty

It is the policy of the Company to provide after sales support by way of a warranty programme.  The Company provided warranties to certain customers with warranty periods ranging from 1 to 1.5 years or 3,000 hours, whichever comes first.

Based on the past experience, the Company sets up a policy of making a general provision for warranty such that the closing balance of this provision is equal to 2.5 percentages of relevant sales during the reporting year.

Stock-based compensation

During the year, the Company did not make any stock-based compensation payments.

Yearcity Limited
Notes to Consolidated Financial Statements
For the year ended December 31, 2007
(Stated in US Dollars)

3.	Summary of significant accounting policies (Cont’d)

Early retirement benefits cost

The Company adopted an early retirement scheme to provide eligible staff with certain salaries and insurance benefits for their early retirement before statutory retirement age, 55 for women and 65 for men.  The obligation of early retirement benefits cost is recorded at the present value of the cost expected to settle the obligation and is recognised when the application for early retirement has been approved by the Company.  This early retirement benefits scheme was terminated since December 31, 2007 and no early retirement application is processed and approved by the Company thereafter.

As of December 31, 2007, the discount rate of 7.3%, which was the average borrowing rate of Renminbi loan in the PRC, was adopted to calculate the present value of early retirement benefits cost.

During the year ended December 31, 2007, early retirement benefits cost of $396,653 was recognised as operating expenses.

Income taxes

The Company uses the asset and liability method of accounting for income taxes pursuant to SFAS No. 109 “Accounting for Income Taxes”.  Under the asset and liability method of SFAS 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statements carrying amounts of existing assets and liabilities and loss carryforwards and their respective tax bases.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

Off-balance sheet arrangements

The Company does not have any off-balance sheet arrangements.

Comprehensive income

The Company has adopted SFAS 130, “Reporting Comprehensive Income”, which establishes standards for reporting and display of comprehensive income, its components and accumulated balances.  Components of comprehensive income include net income and foreign currency translation adjustments.

Foreign currency translation

The functional currency of the Company is RMB and RMB is not freely convertible into foreign currencies.  The Company maintains its financial statements in the functional currency.  Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency at rates of exchange prevailing at the balance sheet date.  Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchanges rates prevailing at the dates of the transaction.  Exchange gains or losses arising from foreign currency transactions are included in the determination of net income.

Yearcity Limited
Notes to Consolidated Financial Statements
For the year ended December 31, 2007
(Stated in US Dollars)

3.	Summary of significant accounting policies (Cont’d)

Foreign currency translation (Cont’d)

For financial reporting purposes, the financial statements of the Company which are prepared using the functional currency have been translated into United States dollars.  Assets and liabilities are translated at the exchange rates at the balance sheet dates and revenue and expenses are translated at the average exchange rates and stockholders’ equity is translated at historical exchange rates.  Any translation adjustments resulting are not included in determining net income but are included in foreign exchange adjustment to other comprehensive income, a component of stockholders’ equity.  The exchange rate in effect at December 31, 2007 was RMB1 for $0.1371.  There is no significant fluctuation in exchange rate for the conversion of RMB to US dollars after the balance sheet date.

Basic and diluted earnings per share

The Company reports basic earnings per share in accordance with SFAS No. 128, “Earnings Per Share”.  A basic earnings per share is computed using the weighted average number of shares outstanding during the year presented.  The weighted average number of shares of the Company represents the common stock outstanding during the reporting year.

Fair value of financial instruments

The carrying values of the Company’s financial instruments, including cash and cash equivalents, restricted cash, trade, bills and other receivables, deposits, trade, bills and other payables approximate their fair values due to the short-term maturity of such instruments.  The carrying amounts of bank borrowings approximate their fair values because the applicable interest rates approximate current market rates.

It is management’s opinion that the Company is not exposed to significant interest, price or credit risks arising from these financial instruments.

In respect of foreign currency risk, the Company is exposed to this risk arising from import purchase transactions and recognized trade payables as they will affect the future operating results of the Company.  The Company did not have any hedging transactions during the reporting year.  As the functional currency of the Company is RMB, the exchange difference on translation to US dollars for reporting purpose is taken to other comprehensive income.

Yearcity Limited
Notes to Consolidated Financial Statements
For the year ended December 31, 2007
(Stated in US Dollars)

3.	Summary of significant accounting policies (Cont’d)

Recently issued accounting pronouncements

SAB 108 “Considering the Effects of Prior Year Misstatements when quantifying Misstatements in Current Year Financial Statements”

In September 2006, the Securities and Exchange Commission (“SEC”) issued Staff Accounting Bulletin (“SAB”) No. 108, which provides guidance on the process of quantifying financial statement misstatements. In SAB No. 108, the SEC staff establishes an approach that requires quantification of financial statement errors, under both the iron-curtain and the roll-over methods, based on the effects of the error on each of our financial statements and the related financial statement disclosures. SAB No. 108 is generally effective for annual financial statements in the first fiscal year ended after November 15, 2006. The transition provisions of SAB No. 108 permits existing public companies to record the cumulative effect in the first year ended after November 15, 2006 by recording correcting adjustments to the carrying values of assets and liabilities as of the beginning of that year with the offsetting adjustment recorded to the opening balance of retained earnings.  The adoption of SAB No. 108 has no material impact on the Company’s financial statements.

FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109”

In July 2006, the Financial Accounting Standards Board ("FASB") issued FIN 48 “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109” which clarifies the accounting for uncertainty in tax positions. This Interpretation requires that the Company recognizes in its financial statements the impact of a tax position if that position is more likely than not of being sustained on audit, based on the technical merits of the position. The provisions of FIN 48 become effective for the Company as of the beginning of the 2007 fiscal year, with the cumulative effect of the change in accounting principle, if any, recorded as an adjustment to opening retained earnings.  The adoption of FIN 48 has no material impact on the Company’s financial statements.

SFAS No. 157 “Fair Value Measurement”

In September 2006, the FASB issued SFAS No. 157 “Fair Value Measurement” (“SFAS 157”).  SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.  This Statement shall be effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  Earlier application is encouraged, provided that the reporting entity has not yet issued financial statements for that fiscal year, including any financial statements for an interim period within that fiscal year.  The provisions of this statement should be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied, except in some circumstances where the statement shall be applied retrospectively.  The adoption of SFAS 157 has no material impact on the Company’s financial statements.

Yearcity Limited
Notes to Consolidated Financial Statements
For the year ended December 31, 2007
(Stated in US Dollars)

3.	Summary of significant accounting policies (Cont’d)

Recently issued accounting pronouncements (Cont’d)

SFAS 159 “The Fair Value Option for Financial Assets and Financial Liabilities-Including an Amendment of FASB Statement No. 115”

In February 2007, the FASB issued SFAS No. 159 “The Fair Value Option for Financial Assets and Financial Liabilities Including an Amendment of FASB Statement No. 115”. SFAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value. Entities that elect the fair value option will report unrealized gains and losses in earnings at each subsequent reporting date. The fair value option may be elected on an instrument-by-instrument basis, with a few exceptions. SFAS 159 also establishes presentation and disclosure requirements to facilitate comparisons between entities that choose different measurement attributes for similar assets and liabilities. The requirements of SFAS 159 are effective for the fiscal year beginning on January 1, 2008. The management is in the process of evaluating this guidance and therefore has not yet determined the impact that SFAS 159 will have on the Company’s financial statements upon adoption.

SFAS 160 “Noncontrolling Interests in Consolidated Financial Statements - an amendment of ARB No. 51”

In December 2007, the FASB issued SFAS No. 160 “Noncontrolling Interests in Consolidated financial Statements - an amendment of ARB No. 51”. SFAS 160 establishes accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. The guidance will become effective for the fiscal year beginning after December 15, 2008. The management is in the process of evaluating the impact SFAS 160 will have on the Company’s financial statements upon adoption.

SFAS 141(Revised) “Business Combinations”

In December 2007, the FASB issued SFAS No. 141 (Revised) “Business Combinations”. SFAS 141 (Revised) establishes principles and requirements for how the acquirer of a business recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree. The statement also provides guidance for recognizing and measuring the goodwill acquired in the business combination and determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. The guidance will become effective for the fiscal year beginning after December 15, 2008. The management is in the process of evaluating the impact SFAS 141 (Revised) will have on the Company’s financial statements upon adoption.

Yearcity Limited
Notes to Consolidated Financial Statements
For the year ended December 31, 2007
(Stated in US Dollars)

3.	Summary of significant accounting policies (Cont’d)

Recently issued accounting pronouncements (Cont’d)

SFAS 161 "Disclosures about Derivative Instruments and Hedging Activities - an amendment to FASB Statement No. 133"

In March 2008, FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities - an amendment to FASB Statement No. 133". SFAS No. 161 is intended to improve financial standards for derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity's financial position, financial performance, and cash flows. Entities are required to provide enhanced disclosures about: (a) how and why an entity uses derivative instruments; (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations; and (c) how derivative instruments and related hedged items affect an entity's financial position, financial performance, and cash flows. It is effective for financial statements issued for fiscal year beginning after November 15, 2008, with early adoption encouraged.  The management is in the process of evaluating the impact that SFAS 160 will have on the Company’s financial statements upon adoption.

SFAS 162 "The Hierarchy of Generally Accepted Accounting Principles"

In May 2008, FASB issued SFAS 162, “The Hierarchy of Generally Accepted Accounting Principles”. Effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board amendments to AU Section 411, The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles. The Board does not expect that this Statement will result in a change in current practice. However, transition provisions have been provided in the unusual circumstance that the application of the provisions of this Statement results in a change in practice. The management is in the process of evaluating the impact that SFAS 162 will have on the Company’s financial statements upon adoption.

4.	Other income

Year ended
December 31,
2007

Written back of trade and other payables	$590,078
Sales of scrap materials	206,339
Gain on disposal of investment in equity securities	147,249
Gain on disposal of property, plant and equipment	50,217
Others	213,923

$1,207,806

Yearcity Limited
Notes to Consolidated Financial Statements
For the year ended December 31, 2007
(Stated in US Dollars)

5.	Net finance costs

Year ended
December 31,
2007

Interest income	$(294,820)
Interest expenses	914,214
Bills discounting charges	341,555
Finance charge from early retirement benefits cost	92,192
Bank charges	17,382
Net exchange gain	(182,804)

$887,719

6.	Income taxes

BVI

The Company was incorporated in the BVI and, under the current laws of the BVI, is not subject to income taxes.

PRC

Corporate income tax (“CIT”) to Jinan Worldwide in the PRC is charged at 27%, of which 24% is for national tax and 3% is for local tax, of the assessable profits.  The PRC’s legislative body, the National People’s Congress, adopted the unified CIT Law on March 16, 2007.  This new tax law replaces the existing separate income tax laws for domestic enterprises and foreign-invested enterprises and became effective on January 1, 2008.  Under the new tax law, a unified income tax rates is set at 25% for both domestic enterprises and foreign-invested enterprises.  However, there will be a transition period for enterprises, whether foreign-invested or domestic, that are currently receiving preferential tax treatments granted by relevant tax authorities.  Enterprises that are subject to an enterprise income tax rate lower than 25% may continue to enjoy the lower rate and will transit into the new tax rate over a five year period beginning on the effective date of the CIT Law.  Enterprises that are currently entitled to exemptions for a fixed term will continue to enjoy such treatment until the exemption term expires.  Preferential tax treatment will continue to be granted to industries and projects that qualify for such preferential treatments under the new tax law. As approved by the relevant tax authority in the PRC, Jinan Worldwide was entitled to two years’ exemption, from the first profit making calendar year of operations after offset of accumulated taxable losses, followed by a 50% tax reduction for the immediate next three calendar years (“tax holiday”). The tax holiday of Jinan Worldwide commenced in the fiscal financial year of 2006. Accordingly, Jinan Worldwide was subject to tax rate of 12.5% for 2008, 2009 and 2010.

Yearcity Limited
Notes to Consolidated Financial Statements
For the year ended December 31, 2007
(Stated in US Dollars)

6.	Income taxes (Cont’d)

PRC (cont’d)

The components of the provision for income taxes from continuing operations are :-

Year ended
December 31,
2007

Current taxes - PRC	$-
Deferred taxes - PRC	61,324

$61,324

The effective income tax expenses differs from the PRC statutory income tax rate of 27% from continuing operations in the PRC as follows :-

Year ended
December 31,
2007
Provision for income taxes at PRC statutory income tax rate	$172,911
Non-deductible items for tax	240,571
Income not subject to tax	(235,423)
Tax holiday	(116,735)

$61,324

During the year ended December 31, 2007, the aggregate amount of benefit from tax holiday was $116,735 and the effect on earnings per share was $116,735.

In July 2006, the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”).  This interpretation requires recognition and measurement of uncertain income tax positions using a “more-likely-than-not” approach.  The Company adopted FIN 48 on January 1, 2007.  The management evaluated the Company’s tax positions and considered that no additional provision for uncertainty in income taxes is necessary as of December 31, 2007.

Yearcity Limited
Notes to Consolidated Financial Statements
For the year ended December 31, 2007
(Stated in US Dollars)

6.	Income taxes (Cont’d)

PRC (cont’d)

Deferred tax assets (liabilities) as of December 31, 2007 is composed of the following :-

As of December 31,
2007
PRC
Net current deferred tax assets:
Allowance for doubtful debts	$36,995
Provision for obsolete inventories	427,830
Provision for warranty	202,972
Early retirement benefits cost	61,533
Others	5,088

$734,418

PRC
Net non-current deferred tax assets:
Depreciation of property, plant and equipment	$57,757
Amortization of land use rights	(1,290)
Early retirement benefits cost	143,498

$199,965

7.	Earnings per share

During the reporting year, the Company had no dilutive instruments.  Accordingly, the basic and diluted earnings per share are the same.

8.	Restricted cash, bills and trade payables

As of
December 31,
2007

Bank deposits held as collateral for bills payable	$3,270,109

Yearcity Limited
Notes to Consolidated Financial Statements
For the year ended December 31, 2007
(Stated in US Dollars)

8.	Restricted cash, bills and trade payables (Cont’d)

The Company is requested by certain of its suppliers to settle by issuance of bills for which the banks add their undertakings to guarantee their settlement at maturity.  These bills are interest-free with maturity of three to six months from date of issuance.  As security for the banks’ undertakings, the Company is required to deposit with such banks equal to 100% of the bills amount at the time of issuance and pay bank charges.

Trade payables represent trade creditors on open account.  They are interest-free and unsecured.  The normal credit term given by these suppliers to the Company ranges from three to six months.

9.	Other receivables, prepayments and deposits

As of
December 31,
2007

Trade deposits paid to suppliers	$234,543
Prepaid expenses	119,620
Other receivables	80,612
Valued added tax and other tax recoverable	108,809

$543,584

10.	Inventories

As of
December 31,
2007

Raw materials	$3,562,295
Work-in-progress	2,079,288
Finished goods	11,024,920

16,666,503
Provision for inventories	(1,711,319)

$14,955,184

Provision for inventories of $270,791 was charged to cost of sales during the year ended December 31, 2007.

Yearcity Limited
Notes to Consolidated Financial Statements
For the year ended December 31, 2007
(Stated in US Dollars)

11.	Property, plant and equipment, net

As of
December 31,
2007
Costs:
Buildings	$20,363,781
Plant and machinery	14,374,900
Tools and equipment	3,286,920
Motor vehicles	763,847

38,789,448
Accumulated depreciation	(9,656,663)

Net	$29,132,785

An analysis of buildings pledged for banking loans (Note 16a) is as follows :-

As of
December 31,
2007

Costs	$2,270,704
Accumulated depreciation	(756,649)

Net	$1,514,055

During the reporting year, depreciation is included in :-

Years ended
December 31,
2007

Cost of sales and overheads of inventories	$919,787
Other	617,969

$1,537,756

During the year ended December 31, 2007, property, plant and equipment with carrying amount of $26,420 was disposed of at a consideration of $76,637 resulting in gain of $50,217.

Yearcity Limited
Notes to Consolidated Financial Statements
For the year ended December 31, 2007
(Stated in US Dollars)

12.	Land use rights

As of
December 31,
2007

Cost	$5,531,531
Accumulated amortization	(243,322)

$5,288,209

The Company obtained the land use rights from the relevant PRC land authority for a period of fifty years to use the land on which the office premises, production facilities and warehouse of the Company are situated.  The land use right with carrying amount of $2,271,428 was pledged to a bank for the bank loans granted to the Company (Note 16b).

During the year ended December 31, 2007 amortization amounted to $107,253.

The estimated aggregate amortization expenses for land use right for the five succeeding years is as follows :-

Year

2008	$107,253
2009	107,253
2010	107,253
2011	107,253
2012	107,253

$536,265

13.	Other payables and accrued expenses

As of
December 31,
2007

Sales receipt in advance from customers	$1,300,860
VAT and penalty payable - Note (a)	3,239,500
Compensation funds - Note (b)	2,002,233
Accrued staff welfare and social insurance - Note (c)	5,010,748
Payable for acquisition of property, plant and equipment	1,590,793
Others	2,033,096

$15,177,230

Yearcity Limited
Notes to Consolidated Financial Statements
For the year ended December 31, 2007
(Stated in US Dollars)

13.	Other payables and accrued expenses (Cont’d)

Notes :-

a)	VAT and penalty payable was imposed by the relevant PRC tax authority during 2000 for incorrect VAT returns filed by the Jinan Worldwide during the period from 1997 to 1999.

b)
Compensation funds represent unutilized funds received from State-Owned Assets Supervision and Administration Commission of the State Council which are restricted for the compensation of affected employees after the transformation from a stated-owned enterprise to a domestic company completed on May 30, 2005.  An amount of $124,118 was utilized during the year ended December 31, 2007.

c)
Staff welfare and social insurance payable mainly represents accrued social insurance payable to the PRC municipal and provincial governments which covers pensions, unemployment and medical insurances and staff housing fund.

14.	Provision for warranty

Balance, January 1, 2007	$735,268
Claims paid for the year	(835,514)
Provision for the year	860,080
Translation adjustments	52,057

Balance, December 31, 2007	$811,891

15.	Amount due to the holding company

The amount is interest-free, unsecured and repayable on demand.

Yearcity Limited
Notes to Consolidated Financial Statements
For the year ended December 31, 2007
(Stated in US Dollars)

16.	Secured bank loans

As of
December 31,
2007
Short-term loans, interest rates ranging from 6.3% to 7.23 % per annum	$18,508,500

As of December 31, 2007, the Company’s banking facilities are composed of the following :-

		Amount
Facilities granted	Granted	Utilized	Unused

Secured bank loans	$18,508,500	$18,508,500	$-

The above banking loans were secured by the following :-

(a)	Buildings with carrying value of $1,514,055 (Note 11);

(b)	Land use right with carrying value of $2,271,428 (Note 12);

(c)	Guarantees executed by director and vice-general manager of Jinan Worldwide, Zhang Zhiping and Wang Guangyou respectively; and

(d)	Guarantees executed by third parties.

During the reporting year, there was no covenant requirement under the banking facilities granted to the Company.

17.	Commitments and contingencies

a.	Capital commitment

As of December 31, 2007, the Company had capital commitments amounting to $413,735 in respect of the acquisition of property, plant and equipment which were contracted for but not provided for in the financial statements.

b.	Operating lease arrangement

As of December 31, 2007, the Company had one non-cancelable operating lease for its shuttle buses.  The lease will expire in 2008 and the expected payment is $220,731.

The rental expense relating to the operating leases was $593,387 for the year ended December 31, 2007.

Yearcity Limited
Notes to Consolidated Financial Statements
For the year ended December 31, 2007
(Stated in US Dollars)

17.	Commitments and contingencies (Cont’d)

c.	Contingencies

As of December 31, 2007, Jinan Worldwide did not fully settle the VAT and overdue penalty payable imposed by the relevant PRC tax authority during 2000 as detailed in note 13(a) and may be subject to an additional penalty.  The exact amount of additional penalty cannot be estimated with any reasonable degree of certainty. However, the management considers it is more likely than not that the additional penalty will not be imposed.

18.	Common stock

The Company was incorporated in the BVI on March 10, 2005 as a limited liability company with common stock of $50,000, divided into 50,000 common shares of $1 par value each, of which 1 common share was allotted.

19.	Statutory and other reserves

In accordance with the relevant laws and regulations of the PRC and articles of association of the Company, it is required to appropriate 10% of its net income, after offsetting any prior years’ losses, to the statutory reserve.  When the balance of such reserve reaches 50% of the registered capital, any further appropriation is optional.  Upon approval from the board of directors of the Company, the statutory reserve can be used to offset accumulated losses or to increase registered capital.

20.	Defined contribution plan

Jinan Worldwide and its qualified employees are each required to make contributions to the plan at the rates specified in the plan organized by the PRC municipal and provincial governments which covers pensions, unemployment and medical insurances, and staff housing fund.  The only obligation of the Company with respect to this scheme is to make the required contributions under the plan.  No forfeited contribution is available to reduce the contribution payable in the future years.  The defined contribution plan contributions were charged to the consolidated statements of income. The Company contributed $1,774,006 for the year ended December 31, 2007.

Yearcity Limited
Notes to Consolidated Financial Statements
For the year ended December 31, 2007
(Stated in US Dollars)

21.	Segment information

The nature of the products, their production processes, the type of their customers and their distribution methods are substantially similar, they are considered as a single reportable segment under FAS 131, “Disclosures about Segments of an Enterprise and Related Information”.

All of the Company’s long-lived assets are located in the PRC.  Geographic information about the revenues, which are classified based on the customers, is set out as follows :-

Year ended
December 31,
2007

PRC	$31,214,452
Others	2,870,100

Total	$34,084,552